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                  ONE GROUP-REGISTERED TRADEMARK- MUTUAL FUNDS

                     MONEY MARKET FUNDS COMBINED PROSPECTUS

                        Supplement dated August 23, 1999
                       to Prospectus dated March 18, 1999

    The "Administrator and Sub-Administrator" paragraph on page 19 is replaced in its entirety with the following:

        THE ADMINISTRATOR AND SUB-ADMINISTRATOR

        The One Group Services Company also serves as the Funds' administrator. The One Group Services Company is responsible for responding to shareholder inquiries and requests for information, as well as providing regulatory compliance and reporting. For these services, The One Group Services Company receives an annual fee with respect to the Funds based on the aggregate assets of all One Group Mutual Funds (other than assets of certain institutional money market funds and the Group's Investor Funds) calculated as follows: for the first $1.5 billion in aggregate assets, The One Group Services Company receives an annual fee of .20% of average daily net assets; the annual rate declines to .18% on aggregate assets between $1.5 and $2 billion, and to .16% on aggregate assets in excess of $2 billion. The fee is calculated daily and paid monthly. Banc One Investment Advisors, the Sub-Administrator, provides office space, equipment, and facilities, as well as legal and regulatory support.

    Please note that the above new text will not change the total expense ratio of any of the Funds, as currently disclosed under "Shareholder Expenses" in the Prospectus.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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